UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2007

CAREGUIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22319	16-1476509
(Commission File No.)	(IRS Employer Identification No.)

4401 N.W. 124th Avenue

Coral Springs, Florida 33065

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 796-3714

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 18, 2007, the Company held a conference call to discuss its financial results for the Nine Months ended December 31, 2006. A copy of the script for the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Script for Conference Call hosted by the Company on April 18, 2007.

                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2007	CAREGUIDE, INC. By: /s/ Chris E. Paterson Chris E. Paterson President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Script for Conference Call hosted by the Company on April 18, 2007.

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